Exhibit 10.6

                          REGISTRATION RIGHTS AGREEMENT

      This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated this _____ day of ____________, 2002, by and among CYTOMEDIX, INC., a Delaware corporation, (the "Company"), and each of the undersigned together with any assignee or transferee of all of their respective registration rights hereunder (the "Investors").

      WHEREAS:

      A. In connection with the Subscription Agreement by and among the parties hereto of even date herewith (the "Subscription Agreement"), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Investors (i) shares of the Company's common stock (the "Common Stock"), and (ii) warrants which include those designated as Class A Warrants and Class B Warrants (collectively the "Warrants") to acquire shares of Common Stock, upon the terms and conditions and subject to the limitations and conditions set forth in the Class A Warrant Certificates and Class B Warrant Certificates; and

      B. To induce the Investors to execute and deliver the Subscription Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws;

      C. For the benefit of the Company and the Investors, each Investor has agreed not to sell certain shares of the Company's Common Stock for a certain period of time after registration.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Investors hereby agree as follows:

            1. DEFINITIONS.

            As used in this Agreement, the following terms shall have the following meanings:

            (a) "Investors" means the initial investors and any transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof

            (b) "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

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            (c) "Registrable Securities" means the shares of Common Stock issued or the shares of Common Stock issuable upon exercise of the Warrants ("Warrant Shares") and any shares of Common Stock issued or issuable as a dividend on or in exchange for or otherwise with respect to any of the foregoing, provided, that any shares of Common Stock which have been sold pursuant to a Registration Statement or which may be sold without registration or restriction (including volume limitations) shall cease to be Registrable Securities hereunder.

            (d) "Registration Statement" means a registration statement of the Company under the 1933 Securities Act.

            2. REGISTRATION.

            a. As soon as practicable, following the confirmation of the Plan of Reorganization by the bankruptcy court ("Confirmation"), the Company shall prepare and file with the SEC a Registration Statement covering the resale of the Registrable Securities issued or issuable pursuant to the Subscription Agreement. The Company shall use its reasonable best efforts to file the Registration Statement within 180 days of Confirmation.

            b. Before filing a Registration Statement or prospectus or any amendments or supplements thereto, the Company shall furnish copies of all such documents proposed to be filed, to the Investor, its counsel and the representative of the underwriters, if any, as reasonably requested. Such documents will be subject to the review and comment (none of which comments the Company will have an obligation to accept) of the Investor, its counsel and the representative of the underwriters, if any. The Company shall not be required to file any registration statement or prospectus or any amendments or supplements thereto to which the representative of the underwriters, if any, reasonably shall object on a timely basis.

            c. The Registration Statement, to the extent allowable under the 1933 Act and the rules and regulations promulgated thereunder, shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon exercise of the Warrants (i) to prevent dilution resulting from stock splits, stock dividends or similar transactions or (ii) by reason of changes in the exercise price of the Warrants in accordance with the terms thereof. The Company acknowledges that the number of shares initially included in the Registration Statement shall represent no less than a good faith estimate of the maximum number of shares issuable upon exercise of the Warrants when added to the actual shares of Common Stock issued.

            d. If at any time from and after the date of this Registration Rights Agreement, the Company proposes to register any offering of shares of its capital stock under the Securities Act, the Registrable Securities shall be included in the offering covered by the Registration Statement.

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      3. OBLIGATIONS OF THE COMPANY.

      In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

            a. The Company shall prepare and file with the SEC, as soon as practicable, a Registration Statement with respect to the number of Registrable Securities provided in Section 2(c), and thereafter use its best efforts to cause such Registration Statement relating to Registrable Securities to become effective as soon as possible after such filing. The Company shall keep the Registration Statement effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities have been sold and (ii) the date on which the Registrable Securities (in the opinion of counsel to the Investors) may be immediately sold to the public without registration or restriction (including without limitation as to volume by each holder thereof) under the 1933 Act (the "Registration Period"). The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances, under which they were made, not misleading.

            b. The Company shall  prepare and file with the SEC such  amendments
(including  post-effective  amendments)  and  supplements  to  the  Registration
Statements and the prospectus used in connection with the Registration Statements as may be necessary to keep the Registration Statements effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statements until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statements.

            c. The Company shall furnish to each Investor whose Registrable Securities are included in a Registration Statement such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor in accordance with the Registration Statement.

            d. The Company shall register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Investor reasonably shall request. However, the Company shall not be obligated, by reason thereof, to qualify as a foreign corporation or file any general consent to service of process under the laws of any such jurisdiction or subject itself to taxation as doing business in any such jurisdiction.

            e. The Company will promptly respond to any and all comments received from the SEC (which comments shall promptly be made available to the Investors upon request, unless they relate to information for which the Company has sought confidential treatment), with a view towards causing each Registration Statement or any amendment thereto to be declared effective by the SEC as soon as practicable, shall promptly file an acceleration request as soon as

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practicable  following  the  resolution  or clearance of all SEC comments or, if applicable, following notification by the SEC that any such Registration Statement or any amendment thereto will not be subject to review, shall promptly file with the SEC a final prospectus as soon as practicable following receipt by the Company from the SEC of an order declaring the Registration Statement effective.

            f. The Company may enter into an underwriting agreement which shall be similar in form, scope and substance as is customary in underwritten offerings, and may take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Registrable Securities. The Company shall select the underwriter or underwriters to be engaged and shall designate the representative, if any, of the underwriters so engaged. In such connection, the Company shall make such representations and warranties to the underwriters with respect to the business of the Company, the registration statement, the prospectus and the documents, if any, incorporated or deemed to be incorporated by reference in the registration statement, in each case in form, substance and scope as are customarily made by issuers to underwriters in underwritten (initial or secondary, as applicable) offerings and confirm the same if an when requested. The Company shall also obtain opinions of counsel to the Company and updates thereof, which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the representative of the underwriters.

            g. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

            h. The Company shall make available for inspection by any Investor or Investor's counsel, or any underwriter participating in any disposition pursuant to a Registration Statement (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless
(a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company). Each Inspector agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other

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means, give prompt notice to the Company and allow the Company,  at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investor's ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

            i. The Company shall as soon as practicable (i) cause all the Registrable Securities covered by the Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or
(ii) to the extent the securities of the same class or series are not then listed on a national securities exchange, secure the designation and quotation, of all the Registrable Securities covered by the Registration Statement on Nasdaq or, if not eligible for Nasdaq, on Nasdaq SmallCap or, if not eligible for Nasdaq or Nasdaq SmallCap, on the Over-The-Counter Bulletin Board ("OTCBB") or the Pink Sheets, LLC ("Pink Sheets") and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities.

            j. The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

            k. The Company shall cooperate with the Investors who hold Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing shares of Common Stock and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request. The Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an instruction that certain shares have been registered and may be transferred upon release from the lock-up provision (as defined in paragraph 8).

      4. OBLIGATIONS OF THE INVESTORS.

      In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

            a. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such

Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor.

            b. Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statements hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statements, except to the extent any such requested information is required by the SEC or by applicable law to be included in any such Registration Statement.

            c. In the event,  the Company  decides to engage the  services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

            d. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event described in Section 3(g), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus. If so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

            e. No Investor may participate in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Section 5 below.

      5. EXPENSES OF REGISTRATION.

      All reasonable expenses (other than underwriting discounts and commissions and stock transfer taxes, if any, and such fees for counsel, printing, registration and other fees as state securities officials may require that holders of shares pay) including, without limitation, all registration, listing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for the Company, shall be paid by the Company.


      6. INDEMNIFICATION.

            a. To the extent permitted by law, the Company will indemnify,  hold harmless  and defend (i) each  Investor who holds such  Registrable  Securities,
(ii) the directors, officers, partners and each person who controls any Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), if any, (iii) any underwriter (as defined in the 1933
Act) for the Investors, and (iv) the directors, officers, partners, employees and each person who controls any such underwriter within the meaning of the 1933 Act or the 1934 Act, if any (each, an "Indemnified Person"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall reimburse the Indemnified Person for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim, subject to section 6(c). Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of such Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; (iii) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person, if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, and such corrected prospectus was timely made available by the Company and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it, and (iv) in the case of gross negligence or willful misconduct by such Investor.


            b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation by such Investor, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement (or prospectus forming a part thereof); and subject to Section 6(c) such Investor will reimburse any legal or other expenses incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply (i) to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld and (ii) in the case of gross negligence or willful misconduct by the Company; provided, further, however, that the Investor shall be liable under this Agreement (including this Section 6(b) and Section 7) for only that amount as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

            c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or lndemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Investors holding at least seventy-five percent (75%) of the Registrable Securities included in the Registration Statement to which the Claim relates (with the approval of at least seventy-five percent (75%) of the Initial Investors), if the Investors are entitled to indemnification hereunder, or the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

      7. CONTRIBUTION.

      To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that
(i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in
Section 6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

      8. LOCK-UP PROVISION.

      Each Investor shall be prohibited from selling certain shares of Common Stock during the lock-up term. The lock-up term shall end on a date ten (10) months from the date the Registration Statement is declared effective by the SEC (the "Effective Date"). No shares of Common Stock shall be sold until the Effective Date. On the Effective Date, the Company shall release from the lock-up provision ten percent (10%) of the shares of Common Stock issued to each investor, thus allowing this ten percent of shares to be sold and authorizing the transfer agent to effectuate such transfer. Thereafter, on each monthly anniversary of the Effective Date, the Company shall release from the lock-up provision an additional ten percent (10%) of the shares of Common Stock issued to each investor. All shares of Common Stock whether issued or issuable upon exercise of Warrants shall be released from the lock-up provision no later than ten (10) months from the Effective Date.

      9. REPORTS UNDER THE 1934 ACT.

      With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the investors to sell Registrable Securities to the public without registration ("Rule 144"), the Company agrees to:

            a. make and keep public information available, as those terms are understood and defined in Rule 144 as soon as practicable after Confirmation;

            b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

            c. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

      10. AMENDMENT OF REGISTRATION RIGHTS.

      Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company, each of the Initial Investors (to the extent such Initial Investor still owns Registrable Securities) and Investors who hold at least seventy-five percent (75%) of the Registrable Securities. Any amendment or waiver effected in accordance with this
Section 10 shall be binding upon each Investor and the Company.

      11. MISCELLANEOUS.

            a. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable
Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

            b. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be unless otherwise notified:

               If to the Company:

               Cytomedix, Inc.
               Eden Tower Plaza
               790 Frontage Road
               Northfield, Illinois 60093
               Attention:  President and Chief Executive Officer

               With copy to:

               Williams & Anderson LLP
               111 Center Street, 22nd Floor
               Little Rock, Arkansas 72201
               Attention:  Peter Kumpe

If to an Investor: to the address set forth immediately below such Investor's name on the signature pages to the Subscription Agreement.

            c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

            d. THIS AGREEMENT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARKANSAS, WITHOUT REGARD TO THE
PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT ANY PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. ALL PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE

CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS AGREEMENT SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

            e. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof

            f. This Agreement, the Subscription Agreement (including all schedules and exhibits thereto) and the Warrants constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Subscription Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof

            g. Subject to the requirements of Section 8 hereof, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.

            h. The headings in this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

            i. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

            j. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            k. Except as otherwise provided herein, all consents and other determinations to be made by the Investors pursuant to this Agreement shall be made by Investors at least seventy-five percent (75%) of the Registrable Securities, determined as if all of the Warrants then outstanding have been converted into Registrable Securities.


            1. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to each Investor by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of any of the provisions under this Agreement, that each lnvestor shall be entitled, in addition to all other available remedies in law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof without the necessity of showing economic loss and without any bond or other security being required.

            m. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

      IN WITNESS WHEREOF, the Company and the undersigned Initial Investors have caused this Agreement to be duly executed as of the date first above written.


CYTOMEDIX, INC.                             INVESTOR(S):


/s/ Kent T. Smith                           ____________________________________
By: Kent T. Smith
President and Chief Executive Officer